                          VAN KAMPEN HIGH INCOME TRUST
                                      AND
                        VAN KAMPEN HIGH INCOME TRUST II
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 22, 2005

  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen High Income Trust (the "Target Fund") and Van Kampen High Income Trust II (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 9:30 a.m. for the following purposes:

For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law;

For common shareholders of the Acquiring Fund:

    2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

For shareholders of both Funds:

    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on April 25, 2005 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                       For the Board of Trustees,

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen High Income Trust
                                       Van Kampen High Income Trust II
May 6, 2005
                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA
                THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

                        JOINT PROXY STATEMENT/PROSPECTUS

                          VAN KAMPEN HIGH INCOME TRUST
                                      AND
                        VAN KAMPEN HIGH INCOME TRUST II
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 847-2424

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                                       ON
                                 JUNE 22, 2005

  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen High Income Trust (the "Target Fund") and/or Van Kampen High Income Trust II (the "Acquiring Fund"). A joint special meeting of shareholders of the Funds (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 9:30 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of each Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is May 10, 2005.

  The purposes of the Special Meeting are:

  For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and the Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law;

  For common shareholders of the Acquiring Fund:

    2. To approve the issuance of common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

  For shareholders of both Funds:

    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds." The Reorganization Agreement that Target Fund shareholders are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus as the "Reorganization."

  The Reorganization seeks to combine two similar funds to achieve certain economies of scale and other operational efficiencies. The investment objective of the Acquiring Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed diversified portfolio of high income producing fixed-income securities. The investment objective of the Target Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed portfolio of high yield fixed-income producing securities.

  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share of the Acquiring Fund ("Acquiring Fund Common Shares") and newly-issued auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of auction market preferred shares of the Target Fund ("Target Fund AMPS"), and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Share held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund AMPS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with the Reorganization, holders of Acquiring Fund Common Shares are being asked to approve the issuance of additional Acquiring Fund Common Shares.

  In the event that Target Fund shareholders do not approve the Reorganization or Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, the Reorganization will not occur and the Target Fund will continue to exist. The Board of Trustees of the Target Fund will consider what additional action, if any, to take.

  The Board of Trustees of each Fund has determined that including both proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.

  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Reorganization Statement of Additional Information, dated May 6, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call
(800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive office of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.

  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

  The Acquiring Fund Common Shares are listed on the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange ("CHX") under the ticker symbol "VLT" and will continue to be so listed subsequent to the Reorganization. The Target Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VIT." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund APS in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The date of this Joint Proxy Statement/Prospectus is May 6, 2005.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    7
PROPOSAL 1: REORGANIZATION OF THE TARGET FUND...............   14
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   15
  Medium-and Lower-Grade Securities Risk....................   15
  Credit Risk...............................................   15
  Market Risk...............................................   16
  Income Risk...............................................   17
  Call Risk.................................................   17
  Liquidity Risk............................................   17
  Foreign Risk..............................................   18
  Use of Strategic Transactions Risk........................   18
  Manager Risk..............................................   18
  Market Discount Risk......................................   19
  Leverage Risk.............................................   19
  Anti-Takeover Provisions Risk.............................   21
  Ratings Considerations....................................   21
  Special Risks Related to Preferred Shares.................   21
COMPARISON OF THE FUNDS.....................................   22
  Investment Objective and Policies.........................   22
  Investment Restrictions...................................   38
  Management of the Funds...................................   40
  Other Service Providers...................................   44
  Capitalization............................................   44
  Additional Information About the Common Shares of the
    Funds...................................................   46
  Additional Information About the Preferred Shares of the
    Funds...................................................   49
  Governing Law.............................................   54
  Certain Provisions of the Declarations of Trust...........   54
  Conversion to Open-End Fund...............................   56
  Voting Rights.............................................   56
  Financial Highlights......................................   58
INFORMATION ABOUT THE REORGANIZATION........................   60
  General...................................................   60
  Terms of the Reorganization Agreement.....................   62

                                                              PAGE
                                                              ----
  Material U.S. Federal Income Tax Consequences of the
    Reorganization..........................................   64
  Shareholder Approval......................................   66
PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES........   67
  The Reorganization........................................   67
  Shareholder Approval......................................   67
OTHER INFORMATION...........................................   68
  Voting Information and Requirements.......................   68
  Shareholder Information...................................   70
  Section 16(a) Beneficial Ownership Reporting Compliance...   71
  Solicitation of Proxies...................................   71
  Legal Matters.............................................   71
  Other Matters to Come Before the Special Meeting..........   72
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATION OF THE TARGET FUND

  THE PROPOSED REORGANIZATION. The Board of Trustees of each Fund, including the trustees who are not "interested persons," as defined in the 1940 Act, of each Fund, has unanimously approved the Reorganization Agreement. If the shareholders of the Target Fund approve the Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see "Proposal 2: Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares and Acquiring Fund APS will be issued to holders of Target Fund Common Shares and Target Fund AMPS, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though holders of Target Fund Common Shares may receive cash for their fractional shares). The aggregate liquidation preference of the Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund AMPS held immediately prior to the Reorganization.

  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION. The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is a diversified, closed-end management investment company registered under the 1940 Act. The investment objective of the Acquiring Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed diversified portfolio of high income producing fixed-income securities. The investment objective of the Target Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed portfolio of high yield fixed-income producing securities. The term "high yield fixed-income securities" may hereinafter be referred to as "high income producing fixed-income securities."

  Each Fund seeks to achieve its investment objective by investing primarily in fixed-income securities rated in the medium- and lower-grade categories by established rating agencies, or in unrated securities considered by the investment adviser to be of comparable quality. The Funds are managed by the same investment advisory personnel.

  The proposed Reorganization will combine the assets of these similar Funds by reorganizing the Target Fund into the Acquiring Fund. The Target Fund Board and the Board of the Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon their evaluation of all relevant information, anticipate that the Reorganization will benefit holders of Target Fund Common Shares and holders of Acquiring Fund Common Shares. In particular, the Board of Trustees of each Fund believes, based on data presented by Van Kampen Asset Management, the investment adviser to each of the Funds (the "Adviser"), that holders of common shares of the Funds will experience a reduced overall operating expense ratio as a result of the Reorganization. The combined fund resulting from the proposed Reorganization will have a larger asset base than either Fund has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Fund for the twelve-month period ended December 31, 2004, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the twelve-month period ended December 31, 2004, and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the twelve-month period ended December 31, 2004, assuming the Reorganization had been completed at the beginning of such period. As shown below, the Reorganization is expected to result in decreased total annual expenses for shareholders of each Fund

(although such savings will not be immediately received (see footnote (c) to the table)).

FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON SHAREHOLDERS
                                  OF THE FUNDS
                            AS OF DECEMBER 31, 2004

                                               ACTUAL              PRO FORMA
                                      -------------------------   -----------
                                      VAN KAMPEN    VAN KAMPEN    VAN KAMPEN
                                      HIGH INCOME   HIGH INCOME   HIGH INCOME
                                         TRUST       TRUST II      TRUST II
                                      -----------   -----------   -----------
Common Shareholder Transaction
  Expenses(a):
Maximum Sales Load (as a percentage
  of offering price)(b)(c)..........      None          None          None
Dividend Reinvestment Plan Fees.....      None          None          None
Annual Expenses (as a percentage of
  net assets attributable to common
  shares):
Investment Advisory Fees............      1.23%         1.23%         1.23%
Interest Payments on Borrowed
  Funds.............................      0.00%         0.00%         0.00%
Other Expenses......................      0.76%         0.89%         0.58%
                                         -----         -----         -----
  Total Annual Expenses.............      1.99%         2.12%         1.81%
                                         -----         -----         -----
Distributions
Distributions on Preferred
  Shares(d).........................      1.15%         1.11%         1.13%
  Total Annual Expenses and
    Distributions on Preferred
    Shares..........................      3.14%         3.23%         2.94%

---------------

(a) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any operating expenses of either Fund and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.

(b) Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of shares in the Reorganization. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(c) In connection with the Reorganization, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and registration statement on

    Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganization. The table below summarizes each Fund's net assets (common shares only) at December 31, 2004, projected annual savings to each Fund as a result of the Reorganization, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated payback period (in years) and the resulting effect on each Fund's net asset value per common share at December 31, 2004. The Acquiring Fund will benefit more from projected annual expense savings of the Reorganization than the Target Fund. The projected annual expense savings are generally not expected to be immediately realized. The Acquiring Fund is projected to benefit sooner than the Target Fund. If a shareholder sells his or her common shares prior to the estimated payback period, then that shareholder may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of the Funds involved in the Reorganization, will be greater in the Acquiring Fund than the Target Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The numbers presented in the table are estimates; actual results may differ.

                                                    REORGANIZATION     ESTIMATED    REDUCTION TO
                        NET ASSETS    PROJECTED   EXPENSE ALLOCATION    PAYBACK      NET ASSET
                         (COMMON       ANNUAL        IN DOLLARS/         PERIOD      VALUE PER
FUND                   SHARES ONLY)    SAVINGS        PERCENTAGE       (IN YEARS)   COMMON SHARE
----                   ------------   ---------   ------------------   ----------   ------------
High Income Trust....  $49,897,356    $ 89,815       $ 167,640/44%        1.87         $0.012
High Income Trust
  II.................  $37,031,633    $114,798       $ 213,360/56%        1.86         $0.026
                                                     ------------
Total expenses.......                                $381,000/100%

---------------

(d) In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions as described herein and thus will differ based on varying market conditions at the times of such auctions.

  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Van Kampen High Income Trust..........   $20       $62      $107       $232
Van Kampen High Income Trust II.......   $22       $66      $114       $245
Pro Forma -- Van Kampen High Income
  Trust II()..........................   $18       $57      $ 98       $213

  The example set forth above assumes common shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

  FURTHER INFORMATION REGARDING THE PROPOSED REORGANIZATION. The Target Fund Board has determined that the Reorganization is in the best interests of holders of Target Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Acquiring Fund Board has determined that the Reorganization is in the best interests of holders of Acquiring Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of preferred shares of either Fund; however, it is anticipated that holders of preferred shares of each Fund will not be adversely affected by the Reorganization and the expenses of the Reorganization will not be borne by the holders of preferred shares of either Fund. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.

  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of substantially all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.

  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on June 22, 2005. Shareholder approval of the Reorganization requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the Target Fund Common Shares and Target Fund AMPS outstanding and entitled to vote, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about June 29, 2005, but it may be at a different time as described herein.

  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES

  In connection with the proposed Reorganization, as described in the section entitled, "Proposal 1: Reorganization of the Target Fund," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for the newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganization will result in no reduction of net asset value of the

Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced overall operating expense ratio as a result of the Reorganization.

  The Acquiring Fund Board requests that common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on June 22, 2005. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about June 29, 2005, but it may be at a different time as described herein. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal.

  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.

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                 PROPOSAL 1: REORGANIZATION OF THE TARGET FUND
------------------------------------------------------------------------------

  The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. The investment objective of the Acquiring Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed diversified portfolio of high income producing fixed-income securities. The investment objective of the Target Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed portfolio of high yield fixed-income producing securities. Each Fund seeks to achieve its investment objective by investing primarily in fixed-income securities rated in the medium- and lower-grade categories by established rating agencies, or in unrated securities considered by the investment adviser to be of comparable quality. The Funds are managed by the same investment advisory personnel.

  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Acquiring Fund Common Shares, and newly-issued Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund AMPS, and will then terminate its registration under the 1940 Act, and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund AMPS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  The Target Fund Board based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Target Fund Common Shares. In particular, Target Fund Board believes, based on data presented by the Adviser, that holders of Target Fund Common Shares will experience a reduced overall operating expense ratio as a result of the Reorganization. The combined fund resulting from the proposed Reorganization will have a larger asset base than either Fund has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund has a substantially similar investment objective and substantially similar investment policies, the Funds are subject to similar risks, which will also apply to the combined fund after the proposed Reorganization. The Reorganization is not expected to adversely affect the rights of shareholders of either Fund or to create additional risks.

MEDIUM- AND LOWER-GRADE SECURITIES RISK

  Each Fund invests primarily in fixed-income securities rated in the medium- and lower-grade categories by established rating agencies, or in unrated securities of comparable quality. Medium- and lower-grade securities are those rated at the time of purchase Baa or lower by Moody's Investors Service, Inc. ("Moody's") or rated BBB or lower by Standard & Poor's ("S&P"), and securities that are not rated by either such rating agency, but are believed by the Adviser to be of comparable quality at the time of purchase. With respect to such investments, neither Fund has established a limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated Ba or lower by Moody's or BB or lower by S&P and unrated securities of comparable quality are commonly referred to as junk bonds and involve greater risks than investments in higher-grade securities. Because of the characteristics of such securities, the ability of the Funds to preserve shareholders' capital may be adversely affected. The values of such securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such medium- and lower-grade securities frequently are subordinated to the prior payment of senior indebtedness.

CREDIT RISK

  Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- or lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by each Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, each Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which each Fund's securities relate. Further, each Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and each Fund may be unable to obtain full recovery on such amounts.

MARKET RISK

  Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of each Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of medium- or lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- or lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- or lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- or lower-grade securities in the Funds and thus in the net asset value of the Funds. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- or lower-grade securities.

  Fixed-income securities offering the high current income sought by the Funds ordinarily will be in the lower rating categories of recognized rating agencies or will be unrated. The values of such securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Further, these fixed-income securities will involve generally more credit risk than securities in the higher rating categories and the issuer may default in the payment of interest or repayment of principal as scheduled. The Funds may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or of interest on its portfolio holdings, and the Funds may not be able to obtain full recovery thereof. The high income producing fixed-income securities held by the Funds frequently will be subordinated to the prior payment of senior indebtedness and will be traded in markets that may be relatively less liquid than the market for higher rated securities. The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue.

  Fixed-income securities include convertible securities, which are bonds, debentures, preferred stock or other securities that may be converted into or exchanged for, or otherwise may entitle the holder to purchase, a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Prices of such securities generally fluctuate in response to changes in the prices of the underlying common stocks as well as to changes in interest rates.

INCOME RISK

  The income shareholders receive from a Fund is based primarily on interest rates and credit risk, which can vary widely over the short- and long-term. If interest rates drop, your income from the Funds may drop as well.

CALL RISK

  If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by each Fund, as applicable, in securities bearing the new, lower interest rates, resulting in a possible decline in that Fund's income and distributions to shareholders.

LIQUIDITY RISK

  The markets for medium- or lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- or lower-grade securities in which each Fund may invest, trading in such securities may be relatively inactive. Prices of medium- or lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- or lower-grade securities generally could reduce market liquidity for such securities and make their sale by a Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, each Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

  During periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in a Fund's portfolio, the ability of that Fund to value its securities becomes more difficult and the judgment of that Fund may play a greater role in the valuation of its securities due to the reduced availability of reliable objective data.

FOREIGN RISK

  Because each Fund may invest up to 35% of each of their net assets in securities of foreign issuers, the Funds may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting, and financial reporting requirements are less stringent and less uniform in many foreign countries.

USE OF STRATEGIC TRANSACTIONS RISK

  In connection with each Fund's investment objective and policies and subject to any restrictions that may be imposed in connection with each Fund maintaining a rating of its preferred shares, the Funds may use various investment strategic transactions that involve special risk considerations including options, futures contracts and options on futures contracts, in several different ways, depending on the status of each Fund's portfolio and the expectations of the Adviser concerning the securities markets. Although the Adviser seeks to use these transactions to achieve each Fund's investment objective, no assurance can be given that the sue of these transactions will achieve this result.

  The Funds may purchase and sell options on fixed-income securities and on indices based on fixed-income securities to the extent a market in any such indices exists or develops, engage in interest rate and other hedging transactions, purchase and sell fixed-income securities on a "when issued" or "delayed delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices entail risks. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Although the Adviser believes that these investment practices may further each Fund's investment objective, no assurance can be given that these investment practices will achieve this result.

MANAGER RISK

  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.

  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of the Funds to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of either Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

LEVERAGE RISK

  Use of leverage, through the issuance of preferred shares, involves certain risks to holders of common shares of the Funds. For example, each Fund's issuance of preferred shares may result in higher volatility of the net asset value of its common shares and potentially more volatility in the market value of its common shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred shares of a Fund will affect the yield to holders of common shares of that Fund. Leverage will allow holders of each Fund's common shares to realize a higher current rate of return than if that Fund were not leveraged as long as that Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate paid on its preferred shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of each Fund's common shares, the use of leverage will increase the amount of such gains distributed to holders of that Fund's common shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate on a Fund's preferred shares approaches the net return on that Fund's investment portfolio, the benefit of leverage to holders of common shares of that Fund will be decreased. If the current dividend rate on the preferred shares were to exceed the net return on a Fund's portfolio, holders of common shares of that Fund would receive a lower rate of return than if that Fund were not leveraged. Similarly, since both the costs of issuing preferred shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any preferred shares offering) will be borne entirely by holders of a Fund's common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if that Fund were not leveraged. If a Fund is liquidated, holders of that Fund's preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares of that Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its common shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required common share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its common shares or its preferred shares, that Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its preferred shares for any reason and may be required to redeem all or part of its preferred shares in the following circumstances:

  - if the asset coverage for the preferred shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of common shares in tender offers or otherwise, or

  - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the preferred shares.

  Redemption of the preferred shares or insufficient investment income to make dividend payments, may reduce the net asset value of a Fund's common shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS RISK

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of each Fund.

RATINGS CONSIDERATIONS

  The Funds have received ratings of each of their outstanding preferred shares of "AAA" from S&P and "aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act.

  As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the preferred shares are not recommendations to purchase, hold or sell preferred shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of preferred shares will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares of the Funds have not been rated by a nationally recognized statistical rating organization.

  The Board of Trustees of each of the Funds, without shareholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by a Fund pursuant to the rating agency guidelines, in the event a Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to its preferred shares.

SPECIAL RISKS RELATED TO PREFERRED SHARES

  AUCTION RISK. The dividend rate for the preferred shares normally is set through an auction process. In the auction, preferred shareholders may indicate the dividend rate at which they would be willing to hold or sell their shares or purchase additional shares. An auction fails if there are more preferred shares offered for sale than there are buyers, in which case preferred shareholders may not be able to sell their shares. Also, if preferred shareholders place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if preferred shareholders buy shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their shares than the market rate. Finally, the dividend period for the preferred shares may be changed by a Fund, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in preferred shares.

  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide preferred shareholders with a liquid trading market. It may not be possible to sell preferred shares between auctions, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the preferred shares. Preferred shares may only be transferred outside of auctions to or through broker-dealers or other persons as the Funds permit.

  RATINGS AND ASSET COVERAGE RISKS. Although the preferred shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in preferred shares. Moody's or S&P could downgrade its rating of the preferred shares or withdraw its rating at any time, which may make the preferred shares less liquid at an auction or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of preferred shares in order to return to compliance with the asset coverage ratios. Each Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES

  The Funds have a similar investment objective and similar investment policies. The Acquiring Fund's investment objective is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of high income producing fixed-income securities. The Target Fund's investment objective is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of high yield fixed-income securities. Each Fund's investment objective is fundamental and may not be changed without the approval of shareholders. Each Fund will seek to preserve capital through portfolio diversification and by limiting investments to fixed-income securities which the Adviser believes entail reasonable credit risk.

  HIGH INCOME PRODUCING FIXED-INCOME SECURITIES. Under normal market conditions, at least 65% of the Acquiring Fund's assets will be invested in fixed-income securities; similarly, the Target Fund will invest primarily in such securities. Each Fund invests primarily in high income producing fixed-income securities rated in the medium- and lower-grade categories by established rating agencies, or in unrated securities considered by the Adviser to be of comparable quality. Medium- and lower-grade securities are those rated at the time of purchase Baa or lower by Moody's or rated BBB or lower by S&P. With respect to such investments, neither Fund has established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. The fixed-income securities in which the Funds will invest consist primarily of debt securities having varying terms with respect to security or credit support, subordination, purchase price, interest payments or maturity.

  The Funds invest in a broad range of income securities represented by various companies and industries and traded on various markets. The Adviser uses an investment strategy of in-depth, fundamental credit analysis and emphasizes issuers that it believes will remain financially sound and perform well in a range of market conditions. In its effort to enhance value and diversify each Fund's portfolio, the Adviser may seek investments in cyclical issues or out-of-favor areas of the market to contribute to each Fund's performance.

  The higher income sought by the Funds are generally obtainable from securities in the medium- and lower-credit quality range. Such securities tend to offer higher yields than higher-grade securities with the same maturities because the historical conditions of the issuers of such securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructurings such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring.

  Such securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the income securities they undertake to rate, but not the market risk of such securities. It should be emphasized however, that ratings are general and are not absolute standards of quality.

  The value of income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, income security prices generally fall; if interest rates fall, income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity securities generally fluctuate less than the market prices of longer-maturity securities. Income securities with shorter maturities generally offer lower yields than income securities with longer maturities assuming all other factors, including credit quality, are equal.

  While neither Fund has a policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate risk by normally maintaining a portfolio duration of two to ten years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measurement. A duration calculation looks at the present value of a security's entire payment stream, whereas term to maturity is based solely on the date of a security's final principal repayment.

  Fixed-income securities which may be acquired by the Funds include preferred stocks and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage- or other asset-backed instruments, equipment lease or trust participation certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured and payable from, mortgage loans secured by real property. The Acquiring Fund will not invest in mortgage-backed residual interests. Asset-backed securities have structural characteristics similar to mortgage-backed securities, but have underlying assets, such as accounts receivable, that are not mortgage loans or interests in mortgage loans. Participation certificates are issued by obligors to finance the acquisition of equipment and facilities and may represent participations in a lease, an installment purchase contract or a conditional sales contract. Most debt securities in which the Funds invest will bear interest at fixed rates. However, the Funds reserve the right to invest without limitation in fixed-income securities that have variable rates of interest or involve certain equity features, such as contingent interest or participation based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Fixed-income securities consisting of preferred stocks may have cumulative or non-cumulative dividend rights. To the extent the Funds invest in non-cumulative preferred stocks, that Fund's ability to achieve its investment objective of high current income may be affected adversely.

  The Funds may invest in securities rated below B by both Moody's and S&P, common stocks or other equity securities and income securities on which interest or dividends are not being paid when such investments are consistent with each Fund's investment objective or are acquired as part of a unit consisting of a combination of income or equity securities. Equity securities as referred to herein do not include preferred stocks (which the Funds consider income securities). Each Fund's investments may include securities with the lowest-grade assigned by recognized rating organizations and unrated securities considered by the Adviser to be of comparable quality. Securities assigned the lowest grade ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

  Few medium- and lower-grade income securities are listed for trading on any national securities exchange, and issuers of medium- and lower-grade income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, each Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Funds and may also limit the ability of the Funds to sell such securities at their fair value in response to changes in the economy or the financial markets or for other reasons. Further, to the extent the Funds own or may acquire illiquid or restricted medium- or lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

  The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The Adviser seeks to minimize the risks involved in investing in medium- and lower-grade securities through diversification and a focus on in-depth research and fundamental credit analysis. The amount of available information about the financial condition of certain medium- or lower-grade issuers may be less extensive than other issuers. In selecting securities for investment, the Adviser considers, among other things, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis and earnings prospects. The Adviser evaluates each individual income security for credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved since the issuance of such securities or is anticipated to improve in the future. Credit ratings of securities rating organizations that the Adviser considers in evaluating securities evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Funds to dispose of a security. The Adviser continuously monitors the issuers of securities held in each Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, achievement of each Fund's investment objective may be more dependent upon the Adviser's credit analysis than is the case with investing in higher-grade securities.

  New or proposed laws may have an impact on the market for medium- or lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- or lower-grade securities.

  HIGHER-GRADE SECURITIES. Each Fund also may invest up to 35% of its total assets in securities rated higher than Ba by Moody's or higher than BB by S&P, or unrated securities that the Adviser considers to be of comparable quality and may invest a higher percentage, up to 100% of its total assets, in such higher rated securities (i) when the difference in yields between quality classifications is relatively narrow or (ii) when the Adviser determines that market conditions warrant a temporary, defensive policy. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect adversely the amount of current income produced by the Funds since the yields from such issues are typically less than those from medium- and lower-grade issues. Accordingly, the inclusion of such instruments in either Fund's portfolio may have the effect of reducing the yield on the common shares.

  All of the foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

                             PORTFOLIO COMPOSITION

  Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund may be different, as a result of which there are certain differences in the composition of the two investment portfolios. The tables below set forth the percentages of the fixed-income securities held by each Fund, as of December 31, 2004.

                                  TARGET FUND

                  NUMBER OF       VALUE
S&P*   MOODY'S*    ISSUES     (IN THOUSANDS)   PERCENT
----   --------   ---------   --------------   -------
BBB     Baa           2          $ 1,162         1.4%
BB      Ba           61          $33,597        39.7%
 B       B           89          $44,999        53.1%
CCC     Caa           9          $ 4,716         5.6%
   Non-rated          2          $   173         0.2%

                                 ACQUIRING FUND

                  NUMBER OF       VALUE
S&P*   MOODY'S*    ISSUES     (IN THOUSANDS)   PERCENT
----   --------   ---------   --------------   -------
BBB     Baa           2          $   867         1.4%
BB      Ba           59          $24,936        39.7%
 B       B           89          $33,440        53.2%
CCC     Caa           9          $ 3,466         5.5%
   Non-rated          2          $   136         0.2%

---------------

* Ratings: Using the higher of S&P's or Moody's rating on the Acquiring Fund's fixed-income securities. S&P's rating categories may be modified further by a plus (+) or minus (-) BBB to CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Baa through Caa ratings. See Exhibit I -- "Description of Securities Ratings."

  CONVERTIBLE SECURITIES. Fixed-income securities also include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or any equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive a interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

  In selecting convertible securities for the Funds, the Adviser considers the following factors, among others: (1) the Adviser's own evaluations of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities: (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions;
(7) diversification of the Fund's portfolio as to issuers and industries; and
(8) whether the securities are rated by Moody's and/or S&P and, if so, the ratings assigned.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on each Fund's ability to achieve its investment objective.

  ZERO COUPON SECURITIES. The Funds may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in zero coupon or pay-in-kind securities. The Adviser will weigh these concerns against the expected total returns from such instruments.

  The Acquiring Fund is permitted to invest up to 10% of its total assets in zero coupon securities, while the Target Fund is permitted to invest up to 25% of its total assets in such securities. Zero coupon securities are income securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

  Payment-in-kind securities are income securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

  FOREIGN SECURITIES. Each Fund invest up to 35% of its net assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers. Additionally, since most foreign income securities are not rated, the Funds will invest in such securities based on the analysis of the Adviser without any guidance from published ratings.

  Further, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Funds may experience settlement difficulties or delays not usually encountered in the United States. Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Funds are not fully invested or attractive investment opportunities are foregone.

  Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Funds are not fully invested or attractive investment opportunities are foregone.

  The Funds may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

  In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

  Since the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of each Fund's assets denominated in that currency and each Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Funds will incur costs in connection with conversions between various currencies.

  The Funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

  RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 20% of its total assets in fixed-income securities that are not readily marketable, including securities restricted as to resale. No security that is not readily marketable will be acquired unless the Adviser believes such security to be of comparable quality to publicly-traded securities. Securities that are not readily marketable may offer higher yields than comparable publicly-traded securities. However, the Funds may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities and may incur higher brokerage charges or dealer discounts and other selling expenses than in selling otherwise comparable securities. Certain fixed-income securities are somewhat liquid and may become more liquid as secondary markets for these securities continue to develop. These securities will be included in, or excluded from, the 20% limitation on a case-by-case basis by the Adviser under the supervision of the Board of Trustees, depending on the perceived liquidity of the security and market involved. The Funds understand the position of the staff of the SEC to be that purchases of OTC options and the assets used as "cover" for written OTC options are illiquid securities. The staff has, however, taken no-action positions which may reduce any negative impact of such position on the Fund. The Fund will deem that portion of its positions in OTC options to be illiquid in accordance with the then current positions of the staff, as such positions are stated from time to time.

  SECURITIES OPTIONS TRANSACTIONS. The Funds may, but are not required to, use various investment strategic transactions, including securities options transactions, in several different ways depending upon the status of each Fund's investments and the expectations of the Adviser concerning the securities markets. Although the Adviser seeks to use these transactions to achieve each Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

  The Funds may invest in options on fixed-income securities. Such options may be traded over-the-counter ("OTC") or on a national securities exchange. In general, the Funds may purchase and sell (write) options on up to 25% of its assets. The SEC requires that obligations of investment companies such as the Funds, in connection with option sale positions, must comply with certain segregation or coverage requirements. No limitation exists on the amount of the Funds' assets which can be used to comply with such segregation or cover requirements.

  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.

  The Funds may purchase put and call options in hedging transactions to protect against a decline in the market value of the securities in the Funds' portfolios (e.g., by the purchase of a put option) and to protect against an increase in the cost of fixed-income securities that the Fund may seek to purchase in the future (e.g., by the purchase of a call option). In the event the Funds purchase put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Funds, then to the extent such underlying securities correlate in value to the Funds' portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Funds' portfolio securities in the case of a purchase of put options or by a decrease in the cost of acquisition of securities by the Funds, in the case of purchase of call options.

  The Funds may also sell put and call options as a means of increasing the yield on each of their portfolios and as a means of providing limited protection against decreases in market value of their portfolios. When the Funds sell an option, if the underlying securities do not increase, in the case of a call option or decreases in the case of a put options to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Funds will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, that Fund will be required to sell the underlying securities to the option holder at the strike price; therefore that Fund will not participate in any increase in the price of such securities above the strike price. When a put option of which either Fund is the writer is exercised, that Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

  OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and a risk exists of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker, which information is monitored carefully by the Adviser and verified in appropriate cases.

  Generally, each Fund's policy, in order to avoid the exercise of an option sold by it, will be to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless selling (in the case of a call option) or purchasing (in the case of a put option) the underlying securities is determined to be in that Fund's interest. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by that Fund and has the effect of canceling that Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and that Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to that Fund, that Fund's portfolio turnover rate will increase, which would cause that Fund to incur additional brokerage expenses.

  During the option period a Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, and that Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option which may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

  To the extent that an active market exists or develops, whether on a national securities exchange or over-the-counter, in options on indices based upon fixed-income securities, each Fund may purchase and sell options on such indices, subject to the limitation that a Fund may purchase and sell options on up to 25% of its assets. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security, at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option.

  Price movements in securities which the Funds own or intend to purchase will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option which is not offset completely by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

  INTEREST RATE AND OTHER HEDGING TRANSACTIONS. In order to seek to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Funds may enter into various hedging transactions, such as financial futures contracts and related options contracts.

  The Funds may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the securities which each

Fund may purchase for its portfolio, including interest rate futures contracts in such financial instruments and interest rate related indices, put and call options on such futures contracts and on such financial instruments. Each Fund expects to enter into these transactions to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or for other risk management strategies.

  The Funds will not engage in the foregoing transactions for speculative purposes, but only as a means to hedge risks associated with management of its portfolio. Typically, investment in these contracts requires a Fund to deposit with the applicable exchange or other specified financial intermediary as a good faith deposit for its obligations, known as "initial margins" an amount of cash or specified debt securities which initially is 1%-15% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Thereafter, a Fund must make additional deposits equal to any net losses due to unfavorable price movements of the contract and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."

  The SEC generally requires that when investment companies, such as the Funds, effect transactions of the foregoing nature, such a fund either must segregate cash or liquid portfolio securities with its custodian in the amount of its obligations under the foregoing transactions or must cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Funds will comply with such segregation or cover requirements. No limitation exists as to the percentage of the Fund's assets which may be segregated in connection with such transactions.

  The Funds will not enter into a futures contract or related option if, immediately after such investment, the sum of the amount of its initial margin deposits and premiums on open contracts and options would exceed 5% of that Fund's total assets at current value. The Funds however, may invest more than such amount in the future if it obtains authority to do so from the appropriate regulator agencies without rendering that Fund a commodity pool operator or adversely affecting its status as an investment company for federal securities law or income tax purposes.

  All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the security being, hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and are closed out generally by entering into offsetting transactions rather than by disposing of the obligations. As a result, in volatile markets, the Funds may not be able to close out a transaction without incurring losses. Although the contemplated use of those contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain which might result from an increase in the value of such security. Finally, the daily deposit requirements for futures contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

  Successful use of futures contracts and options thereon by the Funds is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. If the Adviser's expectations are not met, the Funds would be in a worse position than if a hedging strategy had not been pursued. If the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it is disadvantageous to do so.

  In addition to engaging in transactions utilizing options on futures contracts, the Funds may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return, but also risks loss of the option premium if an asset a Fund has the option to buy declines in value or if an asset a Fund has the option to sell increases in value.

  The Funds also may enter into various other hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment. The Funds will not sell interest rate caps or floors that each Fund does not own. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

  The Funds may enter into interest rate swaps, caps and floors on either an asset-based or liabilities-based basis, depending on whether it is hedging its assets or its liabilities, and will enter usually into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith risk management purposes, the Adviser and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its investment restrictions on borrowing. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by, each Fund's custodian. The creditworthiness of firms with which the Funds enter into interest rate swaps, caps or floors will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Funds. If a default occurs by the other party to such transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

  New options and futures contracts and other financial products, and various combinations thereof, continue to be developed and the Funds may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Funds may also purchase and sell fixed-income securities on a "when issued" and delayed delivery" basis. No income accrues to a Fund on fixed-income securities in connection with such transactions prior to the date a Fund actually takes delivery of such securities. These transactions are subject to market fluctuation: the value of the fixed-income securities at deliver may be more or less, than their purchase price, and yields generally available on fixed-income securities when delivery occurs may be higher than yields on the fixed-income securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase fixed-income securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for that Fund's portfolio consistent with that Fund's investment objective and policies and not for the purpose of investment leverage.

  REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Funds) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Funds may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Funds will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Funds, would exceed such Fund's limitation on illiquid securities described herein. The Funds do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Funds seek to enforce their rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

  Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

  REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Funds. A reverse repurchase agreement is an instrument under which the Funds may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to a Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Funds receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of SEC require either that securities sold by the Funds under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by a Fund under a reverse repurchase agreement could decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Funds and as such would be subject to the restrictions on borrowing described in the section entitled "Investment Restrictions." The Funds will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

INVESTMENT RESTRICTIONS

  Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the Fund's outstanding common shares and of any outstanding senior securities constituting preferred shares, voting by class, or (ii) 67% of the Fund's outstanding common shares and of such outstanding senior securities constituting preferred shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Each Fund may not:

   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its total assets in securities of issuers conducting their principal business activities in the same industry; provided, that this limitation shall not apply which respect to investments in U.S. Government securities.

   3. Issue senior securities, (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may issue senior securities which are stocks (including preferred shares of beneficial interest) subject to the limitations set forth in Section 18 of the 1940 Act and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes: or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund's obligations under interest rate swaps are not treated as senior securities.

   4. Make loans of money or property to any person, except (i) to the extent the securities the Fund may invest are considered to be loans, (ii) through loans of portfolio securities, (iii) through the acquisition of securities subject to repurchase agreements and (iv) that that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary in for the clearance of transactions is considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described herein.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investment for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies, except as part of a merger, reorganization or other acquisition and except to the extent permitted by the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or other relief from the 1940 Act.

  10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may, purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts, except to the extent that the Fund may invest in equity interests generally, as described herein.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may liquidate real estate acquired as a result of default on a mortgage), and except to the extent that hedging instruments and risk management transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their portfolios as they deem advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, a Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if that Fund considers it advantageous to purchase or sell securities. Each Fund anticipates that its annual portfolio turnover rate may be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

  As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may invest 25% or more of its assets in U.S. Government securities.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $98 under management or supervision as of March 31, 2005.

Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.

  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.70% of such Fund's average daily net assets, including assets attributable to its preferred shares. Subsequent to the Reorganization, the Adviser will continue to receive compensation at the rate of 0.70% of the average daily net assets, including assets attributable to preferred shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets including assets attributable to preferred shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.

  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Taxable Fixed Income team. The team is made up of established investment professionals. Current team members include Gordon Loery and Chad Liu, each an Executive Director of the Adviser, Josh Givelber, a Vice President of the Adviser, and Sheila Finnerty, a Managing Director of the Adviser.

  Gordon Loery has worked for the Adviser since 1990 and began managing the Funds in 2001. Prior to 2001, Mr. Gordon worked in an investment management capacity with the Adviser. Josh Givelber has worked for the Adviser since 2001 and began managing the Funds in 2003. Chad Liu has worked for the Adviser since 1999 and began managing the Funds in 2003. Prior to 2003, each of Messrs. Givelber and Liu worked in an investment management capacity with the Adviser. Shiela Finnerty has worked for the Adviser since 1993 and began managing the Funds in 2004. Prior to 2004, Ms. Finnerty worked in an investment management capacity with the Adviser.

  Mr. Loery is the lead manager of each Fund. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Funds and for the execution of the overall strategy of the Funds.

  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.

  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

  LEGAL PROCEEDINGS. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The plaintiff in the action described in the preceding paragraph recently filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss the action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Defendants appealed an order of the federal district court remanding this case to state court. The federal appeals court recently reversed the federal district court's order remanding this case to state court and directed entry of judgment in favor of defendants.

  The Adviser and individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges that the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks compensatory and punitive damages on behalf of investors in the funds. None of the funds are named as defendants and no claims are asserted against them. The defendants expect to move to dismiss the complaint and believe that they have meritorious defenses.

  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently mediated the dispute through a court-supervised settlement conference and reached an agreement to settle the case. The parties presented a settlement agreement for preliminary court approval in April 2005.

OTHER SERVICE PROVIDERS

  COMMUNICATIONS SUPPORT SERVICES PROVIDER. Van Kampen Funds Inc. (the "Support Services Provider") serves as the communications support services provider for each of the Funds. Its principal place of business is 1221 Avenue of the Americas, New York, New York 10020. The communications support services provided include telephonic and written correspondence with shareholders and brokers. The Funds do not pay any fees to the Support Services Provider, but bear certain expenses incurred by the Support Services Provider.

  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company is the custodian and accountant for each of the Funds. Its principal business address is 225 West Franklin Street, Boston, Massachusetts 02110. EquiServe Trust Company, N.A. is the transfer agent and dividend disbursing agent for the common shares of each of the Funds. Its principal business address is 250 Royall Street, Canton, Massachusetts 02021. Deutsche Bank Trust Company Americas is the dividend paying agent and auction agent for the Acquiring Fund's APS. Its principal business address is 280 Park Avenue, New York, New York 10017. The Bank of New York is the dividend paying agent and auction agent for the Target Fund's AMPS. Its principal business address is 100 Church Street, New York, New York 10286.

CAPITALIZATION

  Each Fund is authorized to issue an unlimited number of common shares of beneficial interest. The Acquiring Fund is authorized to issue 900 preferred shares of beneficial interest and the Target Fund is authorized to issue 850 preferred shares of beneficial interest. The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees.

  The table below sets forth the capitalization of the Target Fund and the Acquiring Fund as of December 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.

                     CAPITALIZATION AS OF DECEMBER 31, 2004

                                                                   PRO FORMA
                                            ACTUAL               -------------
                                 ----------------------------     VAN KAMPEN
                                  VAN KAMPEN      VAN KAMPEN      HIGH INCOME
                                 HIGH INCOME     HIGH INCOME       TRUST II
                                   TRUST II         TRUST        (AS ADJUSTED)
                                 -----------     -----------     -------------
NET ASSETS CONSIST OF:
  Common Shares ($.01 par
    value)*..................    $     81,090    $    137,108    $    190,650
  Paid in surplus............      64,211,619      84,024,777     147,882,944
  Net unrealized
    appreciation.............       1,159,031       1,842,359       3,001,390
  Accumulated undistributed
    net investment income....        (234,620)       (282,849)       (517,469)
  Accumulated net realized
    loss.....................     (26,617,116)    (33,731,872)    (60,348,988)
  NET ASSETS APPLICABLE TO
    COMMON SHARES............      38,600,004      51,989,523      90,208,527**
  PREFERRED SHARES ($.01 par
    value, with liquidation
    preference of $25,000 and
    $100,000 for Acquiring
    Fund and Target Fund,
    respectively)*...........      27,800,000      37,600,000      65,400,000
  NET ASSETS INCLUDING
    PREFERRED SHARES.........    $ 66,400,004    $ 89,589,523    $155,608,527

---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.

** Reflects a non-recurring cost associated with the Reorganization of approximately $381,000, with $213,000 to be borne by Target Fund common shareholders and $168,000 to be borne by Acquiring Fund common shareholders.

            OUTSTANDING SECURITIES OF THE FUNDS AS OF APRIL 25, 2005

                                                               AMOUNT OUTSTANDING
                                                AMOUNT HELD    EXCLUSIVE OF AMOUNT
                                   AMOUNT       FOR ITS OWN         SHOWN IN
TITLE OF CLASS                   AUTHORIZED       ACCOUNT        PREVIOUS COLUMN
--------------                   ----------     -----------    -------------------
Target Fund
  Common Shares..............      Unlimited         0             13,710,760
  Preferred Shares...........      1,000,000         0                    376
Acquiring Fund
  Common Shares..............      Unlimited         0              8,109,000
  Preferred Shares...........    100,000,000         0                  1,112

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.

  PURCHASE AND SALE. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE or CHX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA. The following table sets forth the high and low sales prices for Common Shares of each Fund on the NYSE for each full quarterly period within each Fund's two most recent fiscal years and for the first fiscal quarter of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

                                            ACQUIRING FUND
                                        ----------------------
                                        NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING    HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------    ----------   ---------   ----------   ---------   ---------   ----------
December 31, 2004........    $5.18        $4.77        8.60%       $4.77       $4.78       (0.21)%
September 30, 2004.......    $4.93        $4.64        6.25%       $4.34       $4.43       (2.03)%
June 30, 2004............    $5.05        $4.58       10.26%       $3.97       $4.35       (8.74)%
March 31, 2004...........    $5.20        $4.55       14.29%       $4.84       $4.52        7.08%
December 31, 2003........    $5.28        $4.49       17.59%       $4.60       $4.42        4.07%
September 30, 2003.......    $4.94        $4.33       14.09%       $4.32       $4.11        5.11%
June 30, 2003............    $5.00        $4.28       16.82%       $4.64       $4.10       13.17%
March 31, 2003...........    $4.69        $4.01       16.96%       $4.00       $3.80        5.26%

                                             TARGET FUND
                                        ----------------------
                                        NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING    HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------    ----------   ---------   ----------   ---------   ---------   ----------
December 31, 2004........    $4.48        $3.71       20.75%       $4.06       $3.79        7.12%
September 30, 2004.......    $4.43        $3.70       19.73%       $3.73       $3.53        5.67%
June 30, 2004............    $4.34        $3.63       19.56%       $3.55       $3.42        3.80%
March 31, 2004...........    $4.58        $3.70       23.78%       $4.07       $3.69       10.30%
December 31, 2003........    $4.28        $3.64       17.58%       $3.67       $3.52        4.26%
September 30, 2003.......    $3.98        $3.46       15.03%       $3.41       $3.34        2.10%
June 30, 2003............    $4.09        $3.38       21.01%       $3.71       $3.22       15.22%
March 31, 2003...........    $3.74        $3.15       18.73%       $3.15       $3.03        3.96%

  As of April 25, 2005, (i) the net asset value per share for Target Fund Common Shares was $3.55 and the market price per share was $3.65, representing a premium to net asset value of 2.82%, and (ii) the net asset value per share for Acquiring Fund Common Shares was $4.48 and the market price per share was $4.44, representing a discount to net asset value of 0.89%.

  Common shares of each of the Funds have historically traded at both a premium and a discount to net asset value. To the extent that either Fund trades at a discount, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize a Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of

Trustees of either Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective common shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its common shares of substantially all net investment income of the Fund, if any, remaining after the payment of scheduled principal and interest and/or dividends on any senior securities outstanding, including any outstanding preferred shares. Net investment income of each Fund consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and short-term capital gains, less all expenses of the Fund. Under current federal tax law, the Target Fund generally allocates net capital gains and other taxable income only to holders of Target Fund Common Shares, and not to holders of Target Fund AMPS, in the year for which such capital gains and other income is realized. The Acquiring Fund, however, is required to allocate net capital gains and other taxable income, if any, proportionately between holders of Acquiring Fund Common Shares and Acquiring Fund APS.

  Expenses of each Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed to shareholders at least annually. While there are any of its preferred shares outstanding, neither Fund may declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accrued preferred shares dividends have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared an on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company.

  For information concerning the manner in which dividends and distributions to holders of each Fund's common shares may be reinvested automatically in the Fund's common shares, see the section entitled "Dividend Reinvestment Plan."

  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan") pursuant to which distributions of dividends and all capital gains on common shares are automatically reinvested in common shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are similar, except that, unlike the Target Fund's Plan, Acquiring Fund's Plan provides for automatic participation. Thus, dividends and distributions to Acquiring Fund common shareholders will be automatically reinvested in additional Acquiring Fund Common Shares purchased on each such common shareholders' behalf in the open market, unless an Acquiring Fund common shareholder specifically elects to receive cash. Under the Target Fund's plan, unless Target Fund common shareholders elect to participate in that Fund's Plan, all common shareholders will receive distributions of dividends and capital gains in cash.

  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for the holders of common shares of each Fund in administering the Plans. All Acquiring Fund common shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common shareholders of either Fund may withdraw from the Plan at anytime by calling (800) 341-2929 or by writing to the Plan Agent at P.O. Box 8200, Boston, Massachusetts 02101. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full common shares credited to your account under the Plan, and a cash payment will be made for any fractional common share credited to your account under the Plan. Common shareholders of either Fund may again elect to participate in the Plan at any time by calling (800) 341-2929 or by writing to the applicable Fund at 2800 Post Oak Boulevard, Houston, Texas 77056, Attention:
Closed-End Funds.

  After the Reorganization, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund.

ADDITIONAL INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

  GENERAL. The preferred shares of each Fund have a similar structure. The Acquiring Fund has issued and outstanding auction preferred shares, or "APS," and the Target Fund has issued and outstanding auction market preferred shares, or "AMPS." Each are preferred shares of beneficial interest which entitle their holders to receive cumulative cash dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. Acquiring Fund APS have a liquidation preferences of $25,000 per share, while the Target Fund AMPS have a liquidation preference of $100,000 per share. Neither Acquiring Fund APS nor Target Fund AMPS are traded on a stock exchange or over-the-counter.

  Holders of each Fund's preferred shares do not have preemptive rights to purchase any shares of Acquiring Fund APS or Target Fund AMPS, or any other preferred shares that might be issued. The net asset value per share of Acquiring Fund APS or Target Fund AMPS equals its liquidation preference plus accumulated but unpaid dividends per share.

  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Each Fund currently has only one series of preferred shares outstanding. If the Reorganization is approved and completed, the combined fund will continue to have one series of preferred shares outstanding, as the Acquiring Fund will issue Acquiring Fund APS from the existing series in exchange for the Target Fund AMPS. Four shares of Acquiring Fund APS (liquidation preference $25,000 per share) will be issued for each share of Target Fund AMPS (liquidation preference $100,000 per share).

  PURCHASE AND SALE. Purchase and sale procedures for the preferred shares of each of the Funds also are similar. Such preferred shares generally are purchased and sold at separate auctions conducted on a regular basis by the auction agent for each Fund's preferred shares (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of Acquiring Fund APS or Target Fund AMPS, as the case may be, may only participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of Acquiring Fund APS or Target Fund AMPS, as the case may be, to the Auction Agent. On or prior to each auction date for the Acquiring Fund APS or Target Fund AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold Acquiring Fund APS or Target Fund AMPS to its broker-dealer. Outside of these auctions, shares of Acquiring Fund APS or Target Fund AMPS may be purchased or sold through broker-dealers in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the Acquiring Fund APS or Target Fund AMPS.

  AUCTIONS. The auction terms of Acquiring Fund APS and Target Fund AMPS are similar. Each of Acquiring Fund APS and Target Fund AMPS may be purchased at auctions or through broker-dealers who maintain a secondary market in Acquiring Fund APS or Target Fund AMPS, as the case may be. Auctions are generally held every twenty-eight days for each of Acquiring Fund APS and Target Fund AMPS, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. In connection with the Reorganization, a holder of Target Fund AMPS would receive Acquiring Fund APS. As a result of the Reorganization, the last dividend period for the Target Fund AMPS prior to the closing date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the closing date may be shorter than the ordinary dividend period for such shares.

  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's preferred shares as of a recent auction.

AUCTION DIVIDEND DATE                    FUND                    RATE
---------------------                    ----                    ----
March 29, 2005          Target Fund...........................   3.210%
March 23, 2005          Acquiring Fund........................   2.990%

  The dividend rates in effect at the closing of the Reorganization will be the rates determined in the auction most recently preceding such closing.

  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective preferred shares are similar. The holders of the Target Fund's AMPS and the Acquiring Fund's APS are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on the Target Fund's AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Target Fund's common shares, and (ii) to the extent permitted under the Internal Revenue Code and to the extent available and in preference to and priority over any dividend declared and payable on that Fund's common shares, out of available net investment income.

  Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on Acquiring Fund APS or Target Fund AMPS, as the case may be, which may be in arrears.

  To the extent that short-term capital gains recognized by the Target Fund are not required to be paid with respect to Target Fund AMPS in order to satisfy the dividends thereon, and to the extent permitted by applicable laws, the Target Fund generally allocates to holders of Target Fund Common Shares all capital gains, if any.

  The Target Fund generally allocates net capital gains and other taxable income only to holders of Target Fund Common Shares, and not to holders of Target Fund AMPS, in the year for which such capital gains and other income is realized.

  The Acquiring Fund, however, is required to allocate net capital gains and other taxable income, if any, proportionately between holders of Acquiring Fund Common

Shares and Acquiring Fund APS. In normal circumstances, whenever the Acquiring Fund intends to include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the Auction establishing the Applicable Rate for such dividend. The Auction Agent will in turn notify each broker-dealer who will notify existing and potential holders of Acquiring Fund APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If the Acquiring Fund retroactively allocates any net capital gains or other taxable income to the APS without having given notice to the Auction Agent, the Fund will pay an additional dividend to offset substantially the tax effect thereof (an "Additional Dividend"). In no other instances will the Fund be required to make payments to holders of its preferred shares to offset the tax effect of any reallocation of net capital gains or other taxable income. As a result of the notice and Additional Dividend provisions, the after-tax return to a holders of Target Fund AMPS and Acquiring Fund APS is not expected to differ substantially.

  REDEMPTIONS. The redemption provisions pertaining to the preferred shares of each Fund are similar. It is anticipated that preferred shares of each Fund will generally be redeemable at the option of the applicable Fund at a price equal to the liquidation preference of each ($25,000 per share for Acquiring Fund APS and $100,000 per share for Target Fund AMPS), plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred shares of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for its preferred shares specified by Moody's and S&P in connection with their issuance of ratings on their preferred shares.

  RATINGS. The Acquiring Fund APS and the Target Fund AMPS have each been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for preferred shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's preferred shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the preferred shares. For so long as any shares of a Fund's preferred shares are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of a Fund's preferred shares will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's common shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to the preferred shares, $25,000 per share for Acquiring fund APS and $100,000 per share for Target Fund AMPS, together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment, the holders of preferred shares will be entitled to no other payments. If such assets of a Fund are insufficient to make the full liquidation payment on the preferred shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the Acquiring Fund APS or Target Fund AMPS, as the case may be, as to payment upon liquidation, then such assets will be distributed among the holders of Acquiring Fund APS or Target Fund AMPS, as the case may be, and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's Acquiring Fund APS or Target Fund AMPS, as the case may be, will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of a Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of that Fund for this purpose.

  ADDITIONAL INFORMATION. For additional information regarding Acquiring Fund APS, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund APS, and the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information. Acquiring Fund APS issued in connection with the Reorganization will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganization, will be amended to reflect the issuance of additional Acquiring Fund APS.

GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Target Fund was organized on November 30, 1988 and commenced operations on January 26, 1989; the Acquiring Fund was organized on February 15, 1989 and commenced operations on April 28, 1989.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.

  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and entitled to vote on the matter.

  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements applicable to those transactions would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee or officer liable to any third persons in connection with the affairs of the

Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND

  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the common shares would cease to be listed on the NYSE, the AMEX, the CHX, the NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.

VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's common shares. Holders of each Fund's common shares are entitled to one vote for each share held. Except as set forth in the sections entitled "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's preferred shares, holders of preferred shares have no voting rights. When holders of a Fund's preferred shares are entitled to vote, they are also entitled to cast one vote per share held.

  Holders of preferred shares, voting as a class, are entitled to elect two of each Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's preferred shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding preferred shares, voting as a class, are entitled to elect a majority of the Fund's Trustees until all dividends have been paid or declared and set apart for payment. The Certificate of Vote establishing the Preferred Shares of each Fund provides that such Fund shall not take certain actions relating to the preferences, rights or powers of holders of such Fund's preferred shares without the affirmative vote of the holders of a majority of outstanding preferred shares. Additionally, if a Fund has more than one series of preferred shares outstanding, an affirmative vote of a majority of the outstanding shares of each series of preferred shares, each voting separately as a class, is required with respect to any matter that materially affects the series in a manner different from what other series of such Fund's preferred shares. The specific provisions of each Fund's Certificate of Vote with respect to the voting rights of holders of preferred shares may differ and Target Fund shareholders should consult the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information.

FINANCIAL HIGHLIGHTS

  TARGET FUND. The following schedule presents financial highlights for one Target Fund common share outstanding throughout the periods indicated.

                                                               YEAR ENDED DECEMBER 31
                                       2004       2003       2002     2001(c)      2000       1999       1998
                                       ----       ----       ----     -------      ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $   3.64   $   3.03   $   3.78   $   4.22   $   5.10   $   5.86   $   6.47
                                     --------   --------   --------   --------   --------   --------   --------
 Net Investment Income.............       .42        .41        .47        .71        .85        .88        .91
 Net Realized and Unrealized
   Gain/Loss.......................       .13        .59       (.69)      (.44)      (.85)      (.75)      (.58)
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........      (.04)      (.03)      (.06)      (.15)      (.26)      (.22)      (.24)
                                     --------   --------   --------   --------   --------   --------   --------
Total from Investment Operations...       .51        .97       (.28)       .12       (.26)      (.09)       .09
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.36)      (.35)      (.46)      (.56)      (.61)      (.67)      (.70)
   Return of Capital
    Distributions..................       -0-       (.01)      (.01)       -0-       (.01)       -0-        -0-
                                     --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $   3.79   $   3.64   $   3.03   $   3.78   $   4.22   $   5.10   $   5.86
                                     ========   ========   ========   ========   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $   4.10   $   4.16   $   3.10   $   4.54   $  4.125   $   4.50   $  6.375
Total Return(a)....................     7.41%     47.66%    -22.99%     23.76%      4.08%    -21.20%     -4.33%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   52.0   $   50.0   $   41.5   $   51.8   $   57.9   $   70.0   $   80.4
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.99%      2.10%      2.15%      1.98%      1.95%      1.92%      1.85%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................    11.61%     12.36%     14.42%     16.80%     18.05%     16.13%     14.56%
Portfolio Turnover.................       86%        73%        82%        64%        62%        57%        65%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     1.13%      1.16%      1.12%      1.07%      1.04%      1.07%      1.09%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    10.46%     11.38%     12.75%     13.32%     12.48%     12.09%     10.77%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       376        376        376        450        500        588        588
Asset Coverage Per Preferred
 Share(e)..........................  $238,423   $232,928   $210,413   $215,081   $215,271   $219,005   $236,742
Involuntary Liquidating Preference
 Per Preferred Share...............  $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000
Average Market Value Per Preferred
 Share.............................  $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000

                                         YEAR ENDED DECEMBER 31
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $   6.35   $   6.19   $   5.62
                                     --------   --------   --------
 Net Investment Income.............       .93        .94        .98
 Net Realized and Unrealized
   Gain/Loss.......................       .13        .15        .54
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........      (.24)      (.23)      (.25)
                                     --------   --------   --------
Total from Investment Operations...       .82        .86       1.27
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.70)      (.70)      (.70)
   Return of Capital
    Distributions..................       -0-        -0-        -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $   6.47   $   6.35   $   6.19
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $  7.375   $   6.75   $  6.375
Total Return(a)....................    20.29%     17.34%     29.17%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   88.7   $   87.0   $   84.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.76%      1.87%      1.92%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................    14.60%     15.32%     16.39%
Portfolio Turnover.................      102%        92%       119%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     1.05%      1.11%      1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    10.90%     11.58%     12.16%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       588        588        588
Asset Coverage Per Preferred
 Share(e)..........................  $250,850   $247,974   $244,242
Involuntary Liquidating Preference
 Per Preferred Share...............  $100,000   $100,000   $100,000
Average Market Value Per Preferred
 Share.............................  $100,000   $100,000   $100,000

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .38%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

 ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund Common Share outstanding throughout the periods indicated.

                                                                   YEAR ENDED DECEMBER 31,
                             2004      2003      2002     2001(c)    2000      1999       1998       1997       1996       1995
                             ----      ----      ----     -------    ----      ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING
 OF THE PERIOD............  $  4.57   $  3.79   $  4.77   $  5.40   $  6.56   $  7.59   $   8.44   $   8.31   $   8.12   $   7.32
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
 Net Investment Income....      .52       .52       .60       .90      1.10      1.14       1.18       1.20       1.23       1.27
 Net Realized and
   Unrealized Gain/Loss...      .16       .75      (.89)     (.61)    (1.11)    (1.00)      (.77)       .18        .21        .81
 Common Share Equivalent
 of Distributions Paid to
 Preferred Shareholders:
   Net Investment
    Income................     (.05)     (.04)     (.07)     (.18)     (.33)     (.27)      (.30)      (.29)      (.29)      (.32)
   Return of Capital
    Distributions.........      -0-       -0-*      -0-*      -0-*      -0-*      -0-        -0-        -0-        -0-        -0-
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
Total from Investment
 Operations...............      .63      1.23      (.36)      .11      (.34)     (.13)       .11       1.09       1.15       1.76
Distributions Paid to
 Common Shareholders:
   Net Investment
    Income................     (.44)     (.44)     (.58)     (.73)     (.76)     (.90)      (.96)      (.96)      (.96)      (.96)
   Return of Capital
    Distributions.........      -0-      (.01)     (.04)     (.01)     (.06)      -0-        -0-        -0-        -0-        -0-
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 THE PERIOD...............  $  4.76   $  4.57   $  3.79   $  4.77   $  5.40   $  6.56   $   7.59   $   8.44   $   8.31   $   8.12
                            =======   =======   =======   =======   =======   =======   ========   ========   ========   ========
Common Share Market Price
 at End of the Period.....  $  5.14   $  5.08   $  4.07   $  5.75   $  5.69   $  5.75   $  8.625   $ 9.8125   $  9.375   $   8.75
Total Return(a)...........   10.83%    37.20%   -19.86%    13.57%    12.13%   -25.28%     -2.73%     15.34%     18.91%     30.33%
Net Assets Applicable to
 Common Shares at End of
 the Period (In
 millions)................  $  38.6   $  37.1   $  30.7   $  38.7   $  43.8   $  53.2   $   61.6   $   68.4   $   67.4   $   65.8
Ratio of Expenses to
 Average Net Assets
 Applicable to Common
 Shares(b)................    2.12%     2.25%     2.28%     2.14%     2.03%     1.97%      1.92%      1.83%      1.89%      1.96%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(b).........   11.51%    12.29%    14.50%    16.83%    18.16%    16.32%     14.54%     14.43%     15.19%     16.19%
Portfolio Turnover........      86%       74%       81%       63%       40%       56%        65%        98%        94%       124%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares(b)................    1.21%     1.24%     1.18%     1.15%     1.07%     1.10%      1.14%      1.10%      1.12%      1.15%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(d).........   10.40%    11.34%    12.93%    13.40%    12.66%    12.41%     10.85%     10.93%     11.58%     12.09%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding..............    1,112     1,112     1,112     1,360     1,520     1,800        900        900        900        900
Asset Coverage Per
 Preferred Share(e).......  $59,715   $58,320   $52,652   $53,426   $53,812   $54,557   $118,418   $126,015   $124,849   $123,135
Involuntary Liquidating
 Preference Per Preferred
 Share....................  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per
 Preferred Share..........  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

 *  Amount is less than $.01.

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .40%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Fund, in exchange for Acquiring Fund Common Shares and aggregate liquidation preference of Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund Common Shares issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares, less the costs of the Reorganization (through cash may be paid in lieu of any fractional shares). The Acquiring Fund APS issued to the Target Fund will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund AMPS. Upon receipt by the Target Fund of such shares, the Target Fund will (i) distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares and
(ii) distribute the Acquiring Fund APS to the holders of Target Fund AMPS. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

  The Target Fund will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by it pro rata to its holders of record of Target Fund Common Shares and Target Fund AMPS, as applicable, in exchange for such shareholders' shares in the Target Fund. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Fund and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Plan account). In the event of fractional shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former holder of Target Fund AMPS would represent the respective pro rata number of Acquiring Fund APS due such holder. See "Terms of the Reorganization Agreement -- Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by Target Fund shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).

  As a result of the Reorganization, every holder of Target Fund Common Shares would own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund Common Shares immediately prior to the Closing Date, less the costs of the Reorganization. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of the Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization, except for its share of the Reorganization costs. Similarly, every holder of Target Fund AMPS will own Acquiring Fund APS that will have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund AMPS immediately prior to the Closing Date. The aggregate liquidation preference of the Acquiring Fund APS to be issued to the Target Fund will equal the aggregate liquidation preference of the Target Fund AMPS. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Target Fund Common Shares or Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share of Acquiring Fund APS or Target Fund AMPS. However, as a result of the Reorganization, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined entity than he or she did in either Fund.

  No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganization. Holders of Target Fund AMPS will find that the auction dates and dividend payment dates for the Acquiring Fund APS received in the Reorganization are ordinarily (i.e., except in the case of a special dividend period) on the same twenty-eight day schedule as is the case for Target Fund AMPS. The auction procedures for the preferred shares of the Funds are similar. As a result of the Reorganization, the last dividend period for the Target Fund AMPS prior to the Closing Date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the Closing Date may be shorter than the dividend period for such Target Fund AMPS determined as set forth in its applicable Certificate of Vote.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization, attached as Appendix A to the Reorganization Statement of Additional Information.

  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Closing Date. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding preferred shares of the Fund is divided by the total number of common shares of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Closing Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval by shareholders of the Acquiring Fund of the issuance of additional Acquiring Fund Common Shares, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund Common Shares together with cash in lieu of any fractional Acquiring

Fund Common Shares held other than in a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held other than in a Dividend Reinvestment Plan account.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund Common Shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.

  From and after the Closing Date, certificates formerly representing Target Fund Common Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund Common Shares held before the Reorganization, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund Common Shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.

  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be canceled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Acquiring Fund APS and Target Fund AMPS are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.

  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganization. In the event the Reorganization is not completed, the Adviser will bear the costs associated with such Reorganization.

  Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Joint Proxy Statement/Prospectus; legal fees incurred preparing materials for the Board of each Fund, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of his, her or its Target Fund Common Shares for Acquiring Fund Common Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of the

      Acquiring Fund, as discussed below) or all of his, her or its Target Fund AMPS for Acquiring Fund APS pursuant to the Reorganization.

    - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).

    - A shareholder of the Target Fund that receives cash in lieu of a fractional share of the Acquiring Fund pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund Common Shares is more than one year as of the date of the exchange.

    - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

  The Acquiring Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, the Acquiring Fund will undergo an "ownership change" for tax purposes (because the Acquiring Fund is smaller than the Target

Fund), and accordingly, the Acquiring Fund's use of its own capital loss carryforwards (and certain built-in losses) will be significantly limited by the operation of the tax loss limitations rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to an "annual loss limitation amount" (generally the product of the net asset value of the Acquiring Fund immediately prior to the ownership change and a rate established by the IRS for the month in which the Reorganization occurs (for example, such rate is 4.27% for March 2005)). Subject to certain limitations, any unused portion of the "annual loss limitation amount" may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years after the Closing Date, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

  Pursuant to the grandfather relief granted in Revenue Ruling 89-81, 1989-1 C.B. 226, the Target Fund is permitted to designate that dividends paid on Target Fund AMPS consist of less than the Target Fund AMPS's pro rata share of capital gains earned by the Target Fund. The Acquiring Fund, however, is not eligible to make such disproportionate designations. Accordingly, designations made by the Acquiring Fund with respect to dividends paid on its Acquiring Fund APS will be treated as consisting of a pro rata portion of each type of income so designated.

SHAREHOLDER APPROVAL

  Under the Declaration of Trust of the Target Fund (as amended to date and including the Certificate of Vote of Trustees Establishing Preferred Shares of the Target Fund), relevant Massachusetts law and the rules of the NYSE, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the Target Fund Common Shares and Target Fund AMPS outstanding and entitled to vote, each voting separately as a class. For more information regarding voting requirements, see the section entitled "Other Information -- Voting Information and Requirements below."

 ------------------------------------------------------------------------------

              PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES
 ------------------------------------------------------------------------------

THE REORGANIZATION

  Pursuant to the Reorganization Agreement, which is described more fully under "Proposal 1: Reorganization of the Target Fund" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring

Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund AMPS, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares.

  The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference Target Fund AMPS held immediately prior to the Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with the Reorganization and as contemplated by the Reorganization Agreement, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.

SHAREHOLDER APPROVAL

  While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization. Shareholder approval of the issuance of Acquiring Fund Common Shares requires the affirmative vote of a majority of votes cast, provided that total votes cast on the proposal represents over 50% of all securities entitled to vote on the matter. For more information regarding voting requirements, see the section entitled "Other Information--Voting Information and Requirements below."

 ------------------------------------------------------------------------------

                               OTHER INFORMATION
 ------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS

  GENERAL. A list of shareholders of the Funds entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.

  RECORD DATE. The Target Fund Board and the Acquiring Fund Board have each fixed the close of business on April 25, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, the Target Fund had outstanding 13,710,760 Target Fund Common Shares and 376 Target Fund AMPS entitled to vote. At the Record Date, the Acquiring Fund had outstanding 8,109,000 Acquiring Fund Common Shares entitled to vote.

  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of the Target Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Target Fund, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Funds at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. With respect to both proposals, abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposal since its approval is based on the affirmative vote of a majority of the Target Fund's outstanding common shares and preferred shares, each voting as a separate class. With respect to Proposal 2, abstentions will not be treated as votes "FOR" the proposal, but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as vote "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.

  With respect to both proposals, a majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  VOTING INFORMATION REGARDING TARGET FUND AMPS. Target Fund AMPS held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of the Target Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the Target Fund's AMPS outstanding have voted on the Reorganization and (ii) less than 10% of the Target Fund AMPS outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund AMPS on the Reorganization in the same proportion as the votes cast by all holders of the Target Fund's AMPS who voted on the Reorganization. The Target Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Target Fund exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum.

SHAREHOLDER INFORMATION

  As of April 25, 2005, to the knowledge of the Acquiring Fund, no shareholder owned beneficially more than 5% of a class of the Acquiring Fund's outstanding shares.

  Except as set forth below, as of April 25, 2005, to the knowledge of the Target Fund based on its review of regulatory filings, no shareholder owned beneficially more than 5% of a class of the Target Fund's outstanding shares.

                                                      APPROXIMATE PERCENTAGE
                                                           OWNERSHIP ON
SHAREHOLDER AND ADDRESS             CLASS OF SHARES       APRIL 25, 2005
-----------------------             ---------------   ----------------------
Curian Capital, LLC...............   Common Shares             5.2%
8055 East Tufts Ave.
Denver, CO 80237

  Except as set forth below, as of April 25, 2005, no trustees or executive officers owned, directly or beneficially, Acquiring Fund Common Shares or Acquiring Fund APS.

                                                        NUMBER OF COMMON
TRUSTEE                                                   SHARES OWNED
-------                                                 ----------------
David C. Arch........................................         550
R. Craig Kennedy.....................................         150
Wayne W. Whalen......................................         200

  As of April 25, 2005, the trustees and executive officers of the Acquiring Fund individually and as a group owned less than 1% of the outstanding shares of the Acquiring Fund.

  Except as set forth below, as of April 25, 2005, no trustees or executive officers owned, directly or beneficially, Target Fund Common Shares or Target Fund AMPS.

                                                        NUMBER OF COMMON
TRUSTEE                                                   SHARES OWNED
-------                                                 ----------------
David C. Arch........................................           676
Rod Dammeyer.........................................         2,500
Wayne W. Whalen......................................        19,012

  As of April 25, 2005, the trustees and executive officers of the Target Fund individually and as a group owned less than 1% of the outstanding shares of the Target Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the NYSE reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements, except that two Form 4 filings relating to common shares of the Target Fund on behalf of Wayne W. Whalen, a trustee of the Funds, inadvertently were not filed in a timely manner.

SOLICITATION OF PROXIES

  Solicitation of proxies on behalf of the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about May 10, 2005. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that any such solicitation would cost approximately $20,700 for the Target Fund and approximately $26,300 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganization which will be borne by common shareholders of the Target Fund and the Acquiring Fund in proportion to the projected declines in total operating expenses as a result of the Reorganization.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Fund and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Fund and the Acquiring Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  Representatives of D & T will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card promptly or record your voting instructions by telephone or via the internet. No postage is necessary if mailed in the United States.

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen High Income Trust
                                       Van Kampen High Income Trust II
May 6, 2005

                                   EXHIBIT I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based in varying degrees, on the following considerations:

        1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        2. Nature of and provisions of the obligation; and

        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

(Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

  A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                                  DUAL RATINGS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

                          LONG-TERM OBLIGATION RATINGS

  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

                     MOODY'S LONG-TERM RATING DEFINITIONS:

  Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated B are considered speculative and are subject to high credit risk.

  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            MEDIUM-TERM NOTE RATINGS

  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

        1. Notes containing features that link interest or principal to the credit performance of any third party or parties

        2. Notes allowing for negative coupons, or negative principal

        3. Notes containing any provision that could obligate the investor to make any additional payments

        4. Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS

  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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